Summary Prospectus
May 1, 2026
SunAmerica Series Trust
SA Wellington Capital Appreciation Portfolio
(Class 1, Class 2 and Class 3 Shares)
SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information, each dated May 1, 2026, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain life insurance companies and to other mutual funds. This Summary Prospectus is not intended for use by other investors.
Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://venerable.onlineprospectus.net/funds/sast_sst/. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@corebridgefinancial.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Summary Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The investment goal of the SA Wellington Capital Appreciation Portfolio (the “Portfolio”) is long-term capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.70%	0.70%	0.70%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.73%	0.88%	0.98%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$75	$233	$406	$906
Class 2	90	281	488	1,084
Class 3	100	312	542	1,201
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 89% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio’s principal investment strategy is to invest primarily in growth equity securities across a wide range
SunAmerica Series Trust

SA Wellington Capital Appreciation Portfolio
of industries and companies, using a wide-ranging and flexible stock selection approach. The Portfolio uses an active trading strategy to achieve its investment goal.
The Portfolio will principally invest in equity securities of large-, mid- and small-cap companies. The Portfolio may also invest in foreign equity securities, including depositary receipts (up to 30% of total assets).
A “growth” philosophy — that of investing in securities believed to offer the potential for capital appreciation — focuses on securities of companies that may have one or more of the following characteristics: accelerating or high revenue growth, improving profit margins, or improving balance sheets.
The Portfolio, from time to time, may have significant positions in particular sectors, such as technology.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Growth Style Risk. The Portfolio invests substantially in growth style stocks. A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or more sectors or industries at a time, the Portfolio will
SunAmerica Series Trust

SA Wellington Capital Appreciation Portfolio
face a greater risk of loss due to factors affecting sectors or industries than if the Portfolio always maintained wide diversity among the sectors and industries in which it invests.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Depositary Receipts Risk.  Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Performance Information

As a result of a reorganization which occurred on November 8, 2021 (the “Reorganization”), the Portfolio acquired all of the assets and liabilities of the SA
Wellington Capital Appreciation Portfolio (the “Predecessor Portfolio”), a series of Anchor Series Trust. The performance information below is based on the performance of the Predecessor Portfolio for periods prior to the date of the Reorganization. The Predecessor Portfolio had the same investment goal, strategies, portfolio management team and contractual fees and expenses as the Portfolio as of the date of the Reorganization. As a result, the performance of the Portfolio would have been substantially similar to that of the Predecessor Portfolio.
The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Russell 3000 Index (a broad-based securities market index) and the Russell 3000® Growth Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	39.89%
Lowest Quarterly Return:	June 30, 2022	-29.32%
SunAmerica Series Trust

SA Wellington Capital Appreciation Portfolio
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	14.53%	8.81%	16.03%
Class 2 Shares	14.38%	8.65%	15.86%
Class 3 Shares	14.26%	8.54%	15.75%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.15%	14.59%	17.59%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC.
The Portfolio is subadvised by Wellington Management Company LLP.
Portfolio Manager
Name and Title	Portfolio Manager of the Portfolio Since
Stephen C. Mortimer, CFA Senior Managing Director and Equity Portfolio Manager	2006*
* Includes management of the Predecessor Portfolio.
Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies and by other portfolios of the Trust and Seasons Series Trust. Shares of a Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of Portfolio shares.
Tax Information

The Portfolios will not be subject to U.S. federal income tax so long as they qualify as regulated investment companies and distribute their income and gains each year to their shareholders. However, contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and
Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts and to other portfolios of the Trust and Seasons Series Trust. A Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including a Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.
CSP-86704H779_761_753.5 (5/26)
SunAmerica Series Trust